ABACUS LIFE PROVIDES PRELIMINARY THIRD QUARTER 2024 RESULTS
- Expects Total Revenue Between $26.0 and $28.0 Million; Grows 23-33% Year-over-Year -
- Expects GAAP Net Income / (Loss) Between ($6.0) and ($6.75) Million Due to Non-Cash Increase in Warrant Liability of Between $8.0 and $9.0 Million -
- Expects Adjusted EBITDA Between $14.0 and $16.0 Million; Grows 30-48% Year-over-Year -
- Third Quarter 2024 Earnings Release and Conference Call to be Held Thursday, November 7, 2024 -
ORLANDO, Fla. – October 22, 2024 – Abacus Life, Inc. (“Abacus” or the “Company”) (NASDAQ: ABL), a leading global alternative asset manager focused on lifespan based financial products, today announced preliminary unaudited financial results for the third quarter ended September 30, 2024.
Preliminary Financial Results - Third Quarter 2024
Based upon management's current expectations, the Company anticipates Total Revenue, Net Income, and Adjusted EBITDA, for the third quarter as follows:

3Q24
Total Revenue	Between $26.0 and $28.0 million
GAAP Net Income / ( Loss)	Between ($6.0) and ($6.75) million
Adjusted EBITDA	Between $14.0 and $16.0 million

“We are pleased to report another strong performance across our business, continuing to underscore the clear differentiation of our business model,” said Jay Jackson, Chief Executive Officer of Abacus. “During the quarter, we announced key acquisitions of Carlisle Management Company SCA and FCF Advisors. We are excited to welcome them to the Abacus family. In addition, we further strengthened our management team, welcoming Corey McLaren as Managing Director of Capital Markets and Robert F. Phillips as our new Senior Vice President of Investor Relations and Corporate Affairs. We also partnered with Lorisco to launch PREADISAN™, a revolutionary health prediction and actuarial technology tool, which is enabling us to offer unprecedented personalization in longevity forecasting, as well as highly tailored financial solutions for our clients. We remain committed to executing on our long-term growth initiatives and delivering value to our shareholders.”
Earnings Release and Conference Call
As previously noted, Abacus Life, Inc. will release its third quarter 2024 financial results after the market closes on Thursday, November 7, 2024. Management will hold a conference call to discuss the financial results at 5:00 pm Eastern Time on November 7, 2024. A live webcast of the conference call will be available on Abacus’ investor relations website at ir.abacuslife.com. The dial-in number for the conference call is (800) 267-6316 (toll-free) or (203) 518-9783 (international). Please dial the number 10 minutes prior to the scheduled start time.
Preliminary Information
The unaudited financial and operational information presented in this press release is preliminary and may change. Abacus’ financial closing procedures with respect to the estimated financial information provided in this press release are not yet complete, and as a result, the Company's final results may vary materially from the preliminary results included in this press release. Abacus undertakes no obligation to update or supplement the information provided in this press release until the Company releases its financial statements for the three months ended September 30, 2024. The preliminary financial information included in this press release reflects the Company's current estimates based on information available as of the date of this press release and has been prepared by Company management. This preliminary financial and operational information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. This preliminary financial information could be impacted by the effects of financial closing procedures, final adjustments, and other developments.
Non-GAAP Financial Information
Adjusted EBITDA, a non-GAAP measure, is defined as net income (loss) attributable to Abacus adjusted for depreciation expense, amortization, interest expense, income tax and other non-cash and certain non-recurring items that in our judgement significantly impact the period-over-period assessment of performance and operating results that do not directly relate to business performance within Abacus’ control. A reconciliation of Adjusted EBITDA to Net income attributable to Abacus Life, the most directly comparable GAAP measure, appears below.
Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof, Abacus’s ability to successfully effect those strategies, and the expected results therefrom. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” ”intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the fact that Abacus’s loss reserves are bases on estimates and may be inadequate to cover its actual losses; the failure to properly price Abacus’s insurance policies; the geographic concentration of Abacus’s business; the cyclical nature of Abacus’s industry; the impact of regulation on Abacus’s business; the effects of competition on Abacus’s business; the failure of Abacus’s relationships with independent agencies; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; the effects of acts of terrorism; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.

About Abacus

Abacus is a leading global alternative asset manager and market maker, specializing in use of advanced longevity and actuarial technology to purchase life insurance policies from consumers seeking liquidity while creating a high-returning asset class of insurance products, uncorrelated to market fluctuations, for institutional investors.

With nearly $3 billion in assets under management, including pending acquisitions, Abacus is the only publicly traded global alternative asset manager focused on lifespan-based financial products traded on the Nasdaq exchange.

Abacus has invested in two new verticals: ABL Wealth, which provides longevity-based wealth management services and investment offerings, and ABL Tech, which offers ground-breaking technology services for pension funds, governments, insurance companies, retirement associations and more that provides advanced real-time data tracking and analysis. With each new channel, we are revolutionizing the future of life insurance.

www.Abacuslife.com

Contacts:
Investor Relations
Robert Phillips – SVP Investor Relations
rob@abacuslife.com
(321) 290-1198

David Jackson – IR/Capital Markets Associate
djackson@abacuslife.com
(321) 299-0716

Abacus Life Public Relations
press@abacuslife.com

ABACUS LIFE, INC. Adjusted EBITDA